SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                             CASH TRUST SERIES, INC.
(Name of Registrant as Specified In Its Charter)


                               FEDERATED INVESTORS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[XX]  No filing fee required.
[     ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------


                             CASH TRUST SERIES, INC.

                              Municipal Cash Series
                                Prime Cash Series

                              IMPORTANT INFORMATION
                                FOR SHAREHOLDERS

Municipal Cash Series and Prime Cash Series will hold a special meeting of shareholders on May 15, 1998. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.

TIME IS OF THE ESSENCE. . .YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUNDS.

The following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?
The proposals include the election of Directors and changes to the Funds' fundamental investment policies.

Why are these individuals recommended for election to the Board of Directors? The Funds are devoted to serving the needs of their shareholders, and the Board is responsible for managing the Funds' business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Funds' powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's background and current position with the Funds.

Why are the Funds' "fundamental policies" being changed or removed?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary.

By reducing the number of "fundamental policies," the Funds may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Funds' assets may be enhanced and investment opportunities increased.

The proposed amendments will:

i. simplify and modernize the policies that are required to be "fundamental" by the Investment Company Act of 1940;

ii. reclassify certain fundamental policies not required to be fundamental by the 1940 Act as operating policies; and

iii. remove fundamental policies that are no longer required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Funds and their shareholders.

Why are some "fundamental policies" being reclassified as "operating" policies? As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This permits the Funds' Board additional flexibility in determining whether to participate in new investment opportunities and to meet industry changes promptly.

How do I vote my shares?
You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. If we do not receive your proxy card, Shareholder Communications Corporation, our proxy solicitor, may contact you to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Fund Representative or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.




                                     After careful consideration, the Board of
                                      Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.


                                 PROXY STATEMENT

                             CASH TRUST SERIES, INC.

                              Municipal Cash Series
                                Prime Cash Series

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 1998

      A special meeting of the shareholders of Municipal Cash Series and Prime Cash Series (individually referred to as the "Fund" and collectively referred to as the "Funds"), portfolios of Cash Trust Series, Inc. (the "Company") will be held at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on May 15, 1998, for the following purposes:

            (1)   To elect three Directors.

            (2)   To make changes to the Funds' fundamental investment policies:

                    (a) To amend each Funds' fundamental investment policy on diversification of its investments;

                  (b) To amend the Prime Cash Series fundamental investment policy on its intention to concentrate portfolio investments in one industry; and

                    (c) To amend and to change from a fundamental to an operating policy each Fund's ability to invest in restricted securities.

                    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed February 26, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary

March 16, 1998

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting.................  1

Election of Three Directors..........................................  2

Approval or Disapproval of Changes to the Funds'
          Fundamental Investment Policies..............................2

Information About the Company........................................  6

   Quorum and Voting Requirements....................................  6
   About the Election of Directors...................................  7
   Directors Standing for Election...................................  7
   Previously Elected Directors......................................  8
   Share Ownership of the Funds.....................................  10
   Directors Compensation...........................................  11
   Officers of the Company..........................................  12

Other Matters and Discretion of Attorneys Named in the Proxy........  13

                                 PROXY STATEMENT

                             CASH TRUST SERIES, INC.

                              Municipal Cash Series
                                Prime Cash Series

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Company to be held on May 15, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Funds or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

At its meeting on November 20, 1997, the Board reviewed the investment policies of the Funds and approved changes to them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 16, 1998, to shareholders of record at the close of business on February 26, 1998 (the "Record Date"). On the Record Date, Municipal Cash Series had outstanding 618,768,623 shares of common stock and Prime Cash Series had outstanding 3,520,377,078 shares of common stock.

      The Funds' annual reports, which include audited financial statements for each Fund for the fiscal year ended May 31, 1997, were previously mailed to shareholders. Requests for a semi-annual report for each Fund, which contains unaudited financial statements for the period ended November 30, 1997, may be made in writing to the Company's principal executive offices at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                           ELECTION OF THREE DIRECTORS

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company. All of the nominees are presently serving as Directors. Please see "Information about the Company" for current biographical information about Messrs. Bigley, Murray, and Constantakis.

     Messrs. Bigley and Murray were appointed Directors on November 15, 1994 and February 14, 1995, respectively, to fill vacancies resulting from the decision to expand the size of the Board. Mr. Constantakis was appointed a Director on February 23, 1998, to fill the vacancy created by the death of Mr. Gregor Meyer on November 2, 1997.

      All Nominees have consented to continue to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      If any nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Director shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Company. The Board has no reason to believe that any nominee will become unavailable for election as a Director.


                APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the 1940 Act") requires investment companies such as the Company to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Funds' shareholders for their approval, the removal or amendment of certain of the Funds' fundamental policies.

      The proposed amendments would:

     (i)  simplify  and   modernize   the  policies  that  are  required  to  be
          fundamental by the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental by the 1940 Act; and

     (iii)remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

      By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Company would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Directors also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

      As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Directors will consider what future action should be taken.


              TO AMEND EACH FUNDS' FUNDAMENTAL INVESTMENT POLICY ON
                       DIVERSIFICATION OF ITS INVESTMENTS

      Each Funds' current fundamental investment policy on diversification of its investments is as follows:

      Municipal Cash Series:

     "With respect to securities comprising 75% of its assets, the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

      Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues.

      Industrial development bonds backed only by the assets and revenues of a non-governmental user, are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940."

      Prime Cash Series:

      "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer."

      In 1996, the SEC amended Rule 2a-7, under the 1940 Act, which governs the operations of money market funds. The amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Funds' current policies. Since the Funds are money market funds which rely on amortized cost valuation of their portfolio securities to attempt to maintain a $1.00 net asset value, they have complied with the Rule 2a-7 diversification requirements since their adoption and intend to continue to comply with them. Therefore, the Directors propose to remove the Funds' current diversification policies because they are obsolete in light of the requirements of Rule 2a-7 and follow the investment policy that the Funds will comply with Rule 2a-7.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

TO AMEND THE PRIME CASH SERIES FUNDAMENTAL INVESTMENT POLICY ON ITS INTENTION TO CONCENTRATE PORTFOLIO INVESTMENTS IN ONE INDUSTRY

      This proposal is to considered only by shareholders of Prime Cash Series. The 1940 Act requires every investment company to state a fundamental policy on its intention to concentrate portfolio investments in one industry. Investments of 25% or more of the value of a fund's assets in any one industry represent a "concentration" in that particular industry. However, if a fund does not intend to concentrate its investments, this must also be stated.

      Prime Cash Series' current concentration policy requires it to invest 25% or more of its total assets in commercial paper issued by finance companies.

      Since the Fund adopted its policy to concentrate investments in commercial paper issued by finance companies, the investment focus of the Fund's investment adviser and the security types in which it would like to invest the Fund's assets have changed. Therefore, the Fund's investment adviser has recommended to the Board of Directors that the concentration policy be amended to eliminate the requirement to concentrate in the commercial paper issued by finance companies. By eliminating the requirement, the investment adviser believes that the risk to the Fund's portfolio would be reduced and that the investment adviser would have greater flexibility to invest in a broader variety of the securities which are acceptable investments for the Fund in pursuing its investment objective to achieve current income consistent with stability of principal and liquidity.

      Therefore, the Directors recommend that the Fund's fundamental investment policy on concentration be amended as follows:

     "The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     TO AMEND AND TO CHANGE FROM A FUNDAMENTAL TO AN OPERATING POLICY EACH FUNDS' ABILITY TO INVEST IN RESTRICTED SECURITIES

      Each Funds' current policy on restricted securities reads as follows:

      Municipal Cash Series:

      "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933."

      Prime Cash Series:

      "The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the federal securities laws except for Section 4(2) commercial paper."

      This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Company, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in each Funds' portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of each Funds' portfolio.

      Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the Securities and Exchange Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Directors the ability to determine, under specific guidelines, that a security is liquid. The Directors may delegate this duty to the investment adviser provided the Adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Directors.

      The Funds' current policy prevents the Funds' from acquiring a significant amount of restricted securities, other than Section 4(2) commercial paper, even though they are viewed by the adviser to be liquid. If this proposal is approved, the Funds' will be able to invest to an unlimited extent in restricted securities as long as they meet the Directors' guidelines for liquidity and the Funds' operating policy on restricted securities would read substantially as follows:

      "The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Directors certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 10% of its net assets."

      If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 10% of each Fund's net assets in accordance with each Fund's current policy on investing in illiquid securities.

      If shareholders do not approve the above proposal, the Funds will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                          INFORMATION ABOUT THE COMPANY

Quorum and Voting Requirements

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Funds' are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals except for the election of Directors. Election of a Director requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of each Fund of the Company, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournments for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

About the Election of Directors

      When elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors.

      Directors standing for election and Directors previously elected are listed below with their addresses, birthdates, present positions with the Company, and principal occupations during the past five years. The companies or organizations related to the principal occupations of Directors standing for election are not affiliated with the Company.


Directors Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Director

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA
Birthdate:  September 3, 1939

Director

Formerly, Partner, Andersen Worldwide SC; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Director

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.

Previously Elected Directors

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Director

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Director

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director


President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Director

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Director

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Director

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Director

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Director

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Director

Public  Relations/Marketing/Conference  Planning;  Director  or  Trustee  of the
Funds.

*    This Director is deemed to be an "interested person" as defined in the 1940
     Act.

# Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board.

As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.


Share Ownership of the Funds

Officers and Directors of the Company owns less than 1% of the Company's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of:

Municipal Cash Series: McDonald & Company Securities, Inc., Cincinnati, Ohio, acting in various capacities for numerous accounts, was owner of record of 194,623,134 shares (31.45%); BHC Securities, Inc., Philadelphia, Pennsylvania, acting in various capacities for numerous accounts, was owner of record of 33,348,102 shares (5.38%); and City Securities Corporation, Indianapolis, Indiana, acting in various capacities for numerous accounts, was owner of record of 31,418,651 shares (5.07%).

Prime Cash Series: BHC Securities, Inc., Philadelphia, Pennsylvania, acting in various capacities for numerous accounts, was owner of record of 382,378,352 shares (10.86%); Primevest Financial Services, St. Cloud, Minnesota, acting in various capacities for numerous accounts, was owner of record of 324,903,453 shares (9.22%); and Parker/Hunter, Inc., Pittsburgh, Pennsylvania, acting in various capacities for numerous accounts, was owner of record of 188,745,089 shares (5.36%).

Director Compensation




                         Aggregate
Name,                  Compensation
Position With              From                  Total Compensation Paid
Company                  Company*#                  From Fund Complex

John F. Donahue,            $0          $0 for the Fund and 56 other investment
Chairman and Director                   companies in the Fund Complex
Thomas G. Bigley,       $4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex
John T. Conroy, Jr.,    $4,476.02       $122,362 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Nicholas P. Constantakis    $0          $0 for the Trust and 36 other investment
Trustee                                 companies in the Complex

William J. Copeland,    $4,476.02       $122,362 for the Fund and 56 other investment
Director                                companies in the Fund Complex
J. Christopher Donahue,     $0          $0 for the Fund and 18 other investment
Exec. V. Pres. and Director             companies in the Fund Complex
James E. Dowd,          $4,476.02       $122,362 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Lawrence D. Ellis, M.D.,$4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Edward L. Flaherty, Jr.,$4,476.02       $122,362 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Peter E. Madden,        $4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex
John E. Murray, Jr.,    $4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Wesley W. Posvar,       $4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex
Marjorie P. Smuts,      $4,068.51       $111,222 for the Fund and 56 other investment
Director                                companies in the Fund Complex


* Information is furnished for the fiscal year ended May 31, 1997.

# The aggregate compensation is provided for the Company which is comprised of four portfolios.

  The information is provided for the last calendar year.

      During the fiscal year ended May 31, 1997, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Company. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

      Other than its Executive Committee, the Company also has an Audit Committee which consists of Messrs. Flaherty, Conroy, Copeland, and Dowd. The function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Company's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Company's procedures for internal auditing, and reviewing the Company's system of internal accounting controls. During the fiscal year ended May 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Company. During the fiscal year ended May 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Company

      The executive officers of the Company are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Company and their principal occupations during the last five years are as follows:

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director


Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President and Director of the Company.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Director


President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

None of the Officers of the Company received salaries from the Company during the fiscal year ended May 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Company's administrator and provides administrative personnel and services to the Funds for a fee as described in the prospectus. For the fiscal year ended May 31, 1997, Federated Services Company earned $420,342 from Municipal Cash Series and $1,601,019 from Prime Cash Series.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Company is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Cash Trust Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Company.


     SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE,
                                                   DATE AND SIGN THE ENCLOSED
                                                   PROXY CARD AND RETURN IT IN
                                                   THE ENCLOSED ENVELOPE, WHICH
                                                   NEEDS NO POSTAGE IF MAILED IN
                                                   THE UNITED STATES.

                                                       By Order of the Directors


                                                               John W. McGonigle
                                                                       Secretary
March 16, 1998

                             CASH TRUST SERIES, INC.

                              Municipal Cash Series
                                Prime Cash Series

Investment Adviser
FEDERATED ADVISERS
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779



























Cusip 147551303
Cusip 147551105
(3/98)




KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Municipal Cash Series, a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Carol
B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Municipal Cash Series which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

Proposal 2 To approve or disapprove an amendment to the Fund's fundamental investment policy on diversification of its investments

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 3 To approve or disapprove revising and changing from fundamental to an operating policy the Fund's ability to invest in restricted securities

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return                   _____________________
this card as soon as possible.                                 Date
Mark with an X in the box.                   _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Prime Cash Series, a portfolio of Cash Trust Series, Inc. (the "Company") hereby appoint Nicholas J. Seitanakis, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Prime Cash Series which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 15, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASH TRUST SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal 1 To elect Thomas G. Bigley, John E. Murray, Jr., and Nicholas P. Constantakis as Directors of the Company

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                              TO VOTE           [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

Proposal 2 To approve or disapprove an amendment to the Fund's fundamental investment policy on diversification of its investments

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 3 To approve or disapprove an amendment to the Fund's fundamental investment policy on its intention to concentrate portfolio investments in one industry
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

Proposal 4 To approve or disapprove revising and changing from fundamental to an operating policy the Fund's ability to invest in restricted securities
                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return                        _____________________
this card as soon as possible.                                         Date
Mark with an X in the box.                           _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.